Section 5.6 <u>Governing Law.</u> This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, without regard to principles of conflicts of law.

IN WITNESS WHEREOF the parties hereto have set their hand and seal as of the day and year first above written.

ECOLAND INTERNATIONAL CORP.

Date: January __, 2012

By: ____________________ C.E.O.

Title

D&R TECHNOLOGY INC.

Date: January __, 2012

By: ____________________ President

Title

D&R Shareholders

Date: January __, 2012 ____________________

Date: January __, 2012 ____________________

Date: January __, 2012 ____________________ For DMTK